UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 4, 2008 (March 4, 2008)

VECTr SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52412
(Commission File Number)

20-2437159
(IRS Employer Identification No.)

252 N. Washington Street, Falls Church, VA 22046
(Address of principal executive offices and Zip Code)

888-429-1438
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01       Other Events

On March 4, 2008, VECTr Systems, Inc., announced that it received an order totaling more than $950,000 for VECTr MG-110 Moving Map and Mission Management Systems destined for an overseas special operations customer.

The press release issued by VECTr Systems, Inc., on March 4, 2008 announcing this event is incorporated herein by reference and attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

99.1     Press Release Issued by VECTr Systems, Inc., on March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTr Systems, Inc.

Date: March 4, 2008	By:	/s/ Herb Lustig
Herb Lustig
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by VECTr Systems, Inc on March 4, 2008.